SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2005

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2005-4

(Issuer with respect to Certificates)

NOVASTAR MORTGAGE FUNDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-121066-03	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (816) 237-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

NovaStar Mortgage Funding Corporation registered issuances of up to $12,000,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statement on Form S-3 (Registration File No. 333-121066) (the “Registration Statement”). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2005-4, issued on December 15, 2005, $1,558,400,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2005-4, Class A-1A, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (the “Offered Certificates”). Also issued, but not offered by NovaStar Mortgage Funding Trust, Series 2005-4 were its Home Equity Loan Asset-Backed Certificates, Series 2005-4, Class M-11, Class M-12, Class M-9 DSI, Class M-10 DSI, Class M-11 DSI, Class M-12 DSI, Class C, Class I and Class R Certificates (and collectively with the Offered Certificates, the “Certificates”).

The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2005 attached hereto as Exhibit 4.1, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian, JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), and J.P. Morgan Trust Company, National Association, as co-trustee. The Certificates represent beneficial ownership interests in a pool of mortgage related loans and certain related property.

As of December 15, 2005, the mortgage loans possessed the characteristics described in the Prospectus, dated December 27, 2004, and the Prospectus Supplement, dated November 30, 2005, filed pursuant to Rule 424(b)(5) of the Act on December 13, 2005.

Item 8.01 - Other Events.

•	Copies of the opinions of Dewey Ballantine LLP are being filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

•	Consent of Dewey Ballantine LLP

Item 9.01 - Financial Statements and Exhibits:

(a)	Financial Statements of Business Acquired:	None

(b)	Pro Forma Financial Information:	None

(c)	Exhibits:

1.1	Underwriting Agreement, dated as of November 30, 2005, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated.

4.1	Pooling and Servicing Agreement, dated as of December 1, 2005, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, the Trustee, and the Co-Trustee.

5.1	Opinion of Dewey Ballantine LLP with respect to legality.

8.1	Opinion of Dewey Ballantine LLP with respect to tax matters.

8.2	Opinion of Dewey Ballantine LLP, dated December 15, 2005, with respect to certain tax matters.

10.1	Mortgage Loan Purchase Agreement, dated as of December 1, 2005, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Custodian, and the Trustee.

10.2	Novation Agreement, dated as of December 15, 2005 among The Royal Bank of Scotland plc, NovaStar Financial, Inc., and NovaStar Mortgage Supplemental Interest Trust, Series 2005-4 (the “Supplemental Interest Trust”).

10.3	Master Agreement, dated December 15, 2005 between The Royal Bank of Scotland plc and the Supplemental Interest Trust.

10.4	Novation Agreement, dated as of December 15, 2005 among Wachovia Bank, National Association, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

10.5	Master Agreement, dated December 15, 2005 between Wachovia Bank, National Association and the Supplemental Interest Trust.

10.6	Novation Agreement, dated as of December 15, 2005 among Deutsche Bank AG New York Branch, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

10.7	Master Agreement, dated December 15, 2005 between Deutsche Bank AG New York Branch and the Supplemental Interest Trust.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2005

NOVASTAR MORTGAGE FUNDING CORPORATION

By:	/s/ Matt Kaltenrieder Matt Kaltenrieder Vice President

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Exhibit Index

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of November 30, 2005, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc., Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2005, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Custodian, the Trustee, and the Co-Trustee.

Exhibit 5.1	Opinion of Dewey Ballantine LLP with respect to legality.

Exhibit 8.1	Opinion of Dewey Ballantine LLP with respect to tax matters.

Exhibit 8.2	Opinion of Dewey Ballantine LLP, dated December 15, 2005, with respect to certain tax matters.

Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of December 1, 2005, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Custodian and the Trustee.

Exhibit 10.2	Novation Agreement, dated as of December 15, 2005 among The Royal Bank of Scotland plc, NovaStar Financial, Inc., and NovaStar Mortgage Supplemental Interest Trust, Series 2005-4 (the “Supplemental Interest Trust”).

Exhibit 10.3	Master Agreement, dated December 15, 2005 between The Royal Bank of Scotland plc and the Supplemental Interest Trust.

Exhibit 10.4	Novation Agreement, dated as of December 15, 2005 among Wachovia Bank, National Association, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

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Exhibit 10.5	Master Agreement, dated December 15, 2005 between Wachovia Bank, National Association and the Supplemental Interest Trust.

Exhibit 10.6	Novation Agreement, dated as of December 15, 2005 among Deutsche Bank AG New York Branch, NovaStar Mortgage, Inc. and the Supplemental Interest Trust.

Exhibit 10.7	Master Agreement, dated December 15, 2005 between Deutsche Bank AG New York Branch and the Supplemental Interest Trust.

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